UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[   ]    Definitive Proxy Statement
[ X ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-12

                      AMERICAN MEDICAL SECURITY GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)    Title of each class of securities to which transaction applies:
        (2)    Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)    Proposed maximum aggregate value of transactions:
        (5)    Total fee paid:
[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)    Amount Previously Paid:
        (2)    Form, Schedule or Registration Statement No.:
        (3)    Filing Party:
        (4)    Date Filed:



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[American Medical Security LOGO]





                                 April 29, 2003






Dear Shareholder:

         We recently mailed to you proxy materials for the Annual Meeting of Stockholders to be held on May 21, 2003. According to our proxy tabulator's records, YOUR VOTE HAS NOT BEEN RECEIVED.

         GENERALLY, YOUR SHARES CANNOT BE VOTED UNLESS YOU GIVE SPECIFIC INSTRUCTIONS AND SIGN, DATE, AND RETURN YOUR PROXY CARD. FAILURE TO VOTE WILL HAVE THE EFFECT OF VOTES CAST AGAINST PROPOSALS 2 AND 3.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSALS AS SET FORTH IN THE PROXY STATEMENT THAT WAS PREVIOUSLY SENT TO YOU.

         Your vote is extremely important. Please vote today, using the enclosed proxy card and return envelope. You may be eligible to vote your shares by toll-free telephone, or through the Internet. Please check your enclosed proxy card for instructions. If you have any questions regarding voting, you may call our proxy solicitor, Morrow & Co., Inc., toll free at
(800)607-0088.

                                      Sincerely,

                                      /s/Timothy J. Moore
                                      Timothy J. Moore
                                      Senior Vice President, General Counsel and
                                      Secretary











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